                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                              September 30, 1998
                   -----------------------------------------
                       (Date of earliest event reported)



                          BA Merchant Services, Inc.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)




   Delaware                         1-12365             94-3252840
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(State or other jurisdiction    (Commission              (I.R.S. Employer
  of incorporation)             File Number)         Identification Number)


One South Van Ness Avenue
San Francisco, California                                    94103
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(Address of principal executive offices)                   (Zip Code)



                                 415-241-3390
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             (Registrant's telephone number, including area code)
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     Item 5.    Other Events.
                ------------

     BankAmerica Corporation and NationsBank Corporation merged in a stock-for-stock transaction on September 30, 1998. The new company, named "BankAmerica Corporation," is the parent company of Bank of America National Trust and Savings Association. Bank of America National Trust and Savings Association owns 100% of the Class B common stock of BA Merchant Services, Inc., representing approximately 66.6% of BA Merchant Services, Inc.'s outstanding common stock.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BA MERCHANT SERVICES, INC.
                                        --------------------------
                                             (Registrant)



Date:  October 1, 1998
                                       By /s/JAMES H. WILLIAMS
                                          ------------------------------
                                             James H. Williams
                                             Executive Vice President
                                             and Chief Financial
                                             Officer



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